[logo] M F S(R)                                            SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       JANUARY 31, 2002

[graphic omitted]

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company
(video franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53) Secretary and
Chairman and President                                   Clerk
Massachusetts Financial Services Company,                Massachusetts Financial Services Company, Senior
Chairman and Chief Executive Officer                     Vice President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59)                  ROBERT R. FLAHERTY (born 09/18/63) Assistant
Assistant Secretary and Assistant Clerk                  Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
MARK E. BRADLEY (born 11/23/59)
Assistant Treasurer                                      ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company,                Massachusetts Financial Services Company, Vice
Vice President (since March 1997)                        President (since September 1996)

                                                         JAMES O. YOST (born 06/12/60)
                                                         Assistant Treasurer Massachusetts Financial
                                                         Services Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Mark Dow+                                                business day from 9 a.m. to 5 p.m. Eastern time.
Steven R. Gorham+                                        (To use this service, your phone must be equipped
Matthew W. Ryan+                                         with a Telecommunications Device for the Deaf).
Marcus L. Smith+
                                                         For share prices, account balances, exchanges or
DIRECTOR OF INTERNATIONAL EQUITY RESEARCH                stock and bond outlooks, call toll free:
David A. Antonelli+                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CUSTODIAN
State Street Bank and Trust Company                      WORLD WIDE WEB
                                                         www.mfs.com


INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o  information we receive from you on applications or other forms

  o  information about your transactions with us, our affiliates, or others, and

  o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the six months ended January 31, 2002, the fund's Class A shares returned 15.49%, and Class I shares 15.51%. These returns include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges and compare to a 2.88% return over the same period for the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global), an unmanaged index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market government and quasi-government entities. During the same period, the average emerging-market debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.46%.

In our view, emerging market debt continues to be an attractive asset class for investors, particularly those who can successfully navigate around deteriorating credits and take advantage of the improving stories -- of which there have been many. The significant outperformance of the Fund compared to its benchmark in 2001, for example, was due primarily to our decisions to avoid exposure in Argentina during most of the year and to significant holdings in Eastern European countries. The fund also benefited from our nimbleness regarding exposure to Brazil, a country in which we were underweight for much of the year, due to a variety of external concerns, such as Argentina spillover risk, and internal concerns such as an energy crisis and political scandals. In the fourth quarter of the year we added to holdings in Brazil in time to capture the strong rebound in Brazilian bond performance.

Our decision to avoid exposure in Cote d'Ivoire and Nigeria hurt the fund. We viewed the various political and economic risks in both countries to be excessive and not adequately reflected in their bond yields. Both countries' bonds were among the top performers in the asset class, however, so performance suffered relative to the index due to their omission from the portfolio.

In our view, the strong returns of the fund over the past year highlight the opportunities of the asset class, but also the importance of active management. The annual average return of the EMBI Global during the 3-year period ending January 31, 2002 was 14.45%. In comparison, back-end load roll-up (B1) shares returned 22.16% during the same 3-year period.

The recent solid performance of emerging markets debt is a continuation of an impressive track record stretching back to the asset class' inception. Average annual returns of the J.P. Morgan Emerging Markets Bond Index (EMBI) -- which has a longer performance history than the other emerging markets debt indices -- were 19.99% for the 3-year period ending January 31, 2002, 10.36% for the 5-year period ending January 31, 2002, and 13.60% for the 10-year period ending January 31, 2002. Given that many investors seem reluctant to invest overseas due to higher perceived volatility, we think it's interesting to compare performance to the Standard & Poor's 500 Stock Index (the S&P 500)(1). Compared to the S&P 500, the EMBI has delivered superior returns with less volatility (as measured by standard deviation) over the 1, 3, and 5-year periods ending January 31, 2002(2)(3). At a minimum, we think this superior risk-adjusted performance highlights the important diversification benefits of the asset class. Taking into account information available to us regarding increased investor flows to emerging markets debt, it also explains -- in our judgment -- why emerging markets debt appears increasingly to have become a structural component in investors' portfolios, and not just a tactical allocation.

----------------
(1) Standard & Poor's 500 Stock Index (the S&P 500), is a commonly used measure of the broad stock market. It is not possible to invest directly in an index.

(2) EMBI annual average returns were 19.99% for the 3-year period through 1/31/02 (vs. -2.83% for the S&P 500) and 10.36% for the 5-year period through 1/31/02 (vs. 9.04% for the S&P). Volatility (as measured by daily standard deviation annualized) for the EMBI for the same 3-year period was 10.74% (vs. 20.89% for the S&P 500) and 16.18% over the same 5-year period (vs. 20.49% for the S&P 500).

(3) Standard deviation is a statistical measure of the degree to which an individual value in a probability distribution tends to vary from the mean of the distribution. It is widely applied in modern portfolio theory, for example, where the past performance of securities is used to determine the range of possible future performances and a probability is attached to each performance. The standard deviation of performance can then be calculated for each security and for the portfolio as a whole. The greater the degree of dispersion, the greater the risk.

Emerging markets debt has been rewarding, but it is also subject to volatility and adverse event risk -- as Argentina and Venezuela have demonstrated recently. As a result, we believe successful, active management can add significant value by trying to capture the opportunities and avoid the potholes of the asset class. We also believe that our top-down, research-intensive investment approach is well suited to an asset class were credit deterioration can be punished severely, but where credit improvements can be rewarded.

In the months ahead, we will continue to emphasize credits with stable or improving business fundamentals and limited financing needs. Generally speaking, we have continued to find attractive relative value opportunities in Eastern Europe and the former Soviet Union. We are taking a very selective approach to Latin America. In Asia, we feel the economic recovery does appear to be solidifying in a number of countries, although finding attractive bond yields remains a challenge. The Middle East and northern Africa have been important sources of strong returns and diversification for the Fund in the past. However, over the past few months we have found more compelling risk-reward opportunities in areas such as Eastern Europe.

Our focus remains on government bonds. While we have some exposure to corporate bonds, it has been in countries, such as Mexico, where we are comfortable with underlying business and economic fundamentals, but find government bond valuations to be high.

    Respectfully,

/s/ Matthew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

MFS GLOBAL CONSERVATIVE EQUITY FUND

Dear Shareholders,
For the six months ended January 31, 2002, the fund provided a total return of -5.04%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a -20.58% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average global flexible portfolio tracked by Lipper Inc., returned -3.99%.

Amid one of the most turbulent periods for equities around the world, the fund benefited from strong security selection within its equity holdings. Beneficial regional exposure also aided performance as the United States and Europe were among the largest contributors. In addition, as market sentiment continued to favor undervalued, high-quality, dominant companies, our minimal exposure to technology and a bias toward value-oriented stocks helped performance. Other contributors included our significant exposure to the financial services, health care, consumer staples, and industrial goods and services sectors.

Looking across sectors, financial services was our largest weighting in the portfolio and represents approximately 21% of the fund at the end of the period. Within this sector we favored the insurance industry over the banking industry. One area we particularly favored was property and casualty insurance. It's a segment of the market that has shown extremely strong performance throughout the time period, due in large part to a noticeable upswing in the cycle for insurance pricing that we think is sustainable on a multiyear basis.

Health care, about 15% of the portfolio, is a segment of market that has fit very well with our defensive, conservative investment philosophy. The demand for health care, whether pharmaceutical or services, we believe has been less economically sensitive to world events of the day and therefore has very reliable, predictable, and sustainable earnings development. Consumer staples was a sector to which we added quite a bit over the year. Consumer staple products, which include food, beverages, and tobacco, is a sector of the market that our research shows has very low sensitivity to economic conditions relative to other market sectors. Performance of this group has been very strong and contributed to the fund's outperformance of its benchmarks.

Our largest holding within consumer staples has been Diageo, which we think has done a great job consolidating its market in alcohol and is now benefiting from an upswing in underlying demand. In our view, Diageo has the top collection of leading brands within the spirits business and is well positioned to capture the volume growth returning to the sector. Other holdings that contributed to the fund's performance were consumer stocks like Philip Morris, Canadian National Railway, and the pharmaceuticals company Sanofi-Synthelabo. Each of these companies produced accelerating earnings growth, despite the weak global economic environment, and their share prices reflected positively.

We believe the severe volatility we've experienced in the global equity markets during the past year amplifies the importance of diversification and sticking to an investment discipline. Our primary goal was to find high-quality companies across a broad range of industries. During a period in which many companies were issuing warnings of slower earnings growth, our focus was to avoid those that we believed had a high chance of missing their earnings estimates. In this environment, we stuck to our basics -- extensive Original Research(SM), which is to painstakingly analyze and research each security in which we invest.

This has been an emotional and difficult year for global investors. Given that uncertainty and risks are higher, we believe the need for broad diversification is considerably greater. Therefore the underlying philosophy of this portfolio, large-cap and conservative, favoring sectors that should perform well regardless of the macroeconomic conditions of the world economy, will continue to inform the investment decisions of the fund. Looking ahead, we don't pretend to be able to predict which direction the market is moving. We believe, however, that the fund's balanced strategy should continue to be beneficial as the global markets are likely to remain volatile amid concerns about corporate earnings and economic growth. As always, we plan to take full advantage of any buying opportunities offered by further declines in the market while strategically selecting securities in an effort to help reduce the portfolio's overall risk.

    Respectfully,

/s/ Steven R. Gorham

    Steven R. Gorham
    Portfolio Manager

MFS GLOBAL HEALTH SCIENCES FUND

Dear Shareholders,
During the six months ended January 31, 2002, Class A shares of the fund provided a total return of -4.93% and Class I shares -4.80%. These returns, which include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges, compare to returns of -8.48% and -5.09%, respectively, over the same period for the fund's benchmarks, the MSCI World Index and the MSCI World Healthcare Index, a capitalization-weighted index that monitors the performance of health care stocks from around the world.

Despite the negative returns for the fund, health care stocks generally held up better than the broader market averages during the period. In an environment of deteriorating corporate earnings and a global economic slowdown, health care stocks were among the few sectors to exhibit earnings visibility and steady growth.

We maintained significant exposure to pharmaceutical stocks because we saw stronger long-term growth prospects relative to other areas of the health care sector. Despite their positive growth outlooks, many of these stocks did not perform well during the period as investors moved money to more economically sensitive areas, and a number of earnings disappointments contributed to adverse performance. Meaningful positions in Novartis, Chugai Pharmaceutical, and Amgen were eliminated because of either high valuations or disappointing business fundamentals. On the other hand, American Home Products, Eli Lilly, Schering Plough, and Aventis became some of our largest positions because we saw attractive valuations and positive earnings outlooks at these companies.

In an effort to reduce volatility and improve performance in this uncertain market environment we continued to diversify the portfolio into hospital stocks and specialized health services companies. Significant positions in these areas included Caremark Rx, Lincare Holdings, Ameripath, WebMD, and HealthSouth.

Despite recent volatility, we believe the health care sector is solid. The key variables in the industry have improved, including drugs sales, the profits generated from existing drugs, the number of drugs moving through the development pipeline, and the strength of company balance sheets.

While stock prices in the health care sector continued to suffer setbacks during the period, we also believe the environment has created many opportunities. In our view, the outlook and business fundamentals for many of these companies remain strong. Additionally, if general uncertainty about the U.S. economy and corporate earnings persists, we believe health care stocks offer the defensive characteristics that could help temper portfolio volatility over the long term.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

MFS INTERNATIONAL CORE EQUITY FUND

Dear Shareholders,
For the six months ended January 31, 2002, Class A shares of the fund provided a total return of -5.71%. This return, which assumes the reinvestment of any capital gains and dividend distributions but excludes the effects of any sales charges, compares to a -11.22% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index, which is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international portfolio tracked by Lipper Inc., an independent firm that tracks mutual fund performance, returned -10.19%.

With the exception of the fourth quarter of 2001, which was one of the best quarters for international equity markets since 1999, it remained an extremely volatile and difficult environment for equity investors. In general, the six-month period was marked by weakening global economies, a reduction in capital spending, an increase in corporate bankruptcies, and deteriorating earnings results, which sent most of the world market averages lower during the period.

While we are always discouraged by negative results, we're pleased with the fund's performance relative to the MSCI EAFE benchmark and its Lipper category average during the period. Significant contributors to performance came from a broad range of sectors such as Diageo in the consumer staples group, Brazilian pulp producers Votorantim and Aracruz, Wal-Mart de Mexico in retailing, electronics manufacturer Samsung, and telecommunications company SK Telecom.

We've also been optimistic on health care companies, especially in the fourth quarter of 2001. As many investors bid up prices of technology companies and shunned just about everything else, we were adding to pharmaceutical stocks. Many pharmaceutical stocks experienced mixed results during 2001, and some of these companies are attractively valued with compelling growth outlooks and strong product lines, in our view. Meaningful additions in this sector include GlaxoSmithKline and Aventis. We also added to medical equipment manufacturer Smith & Nephew.

Another area we've been adding to in this portfolio was the leisure sector. Stocks in this area that looked attractive to us include a global news provider Reuters and satellite television company British Sky Broadcasting because we felt confident about future earnings growth of these companies. In our view, these companies have the ability to grow earnings despite the difficult economic environment and could provide an extra boost to performance if the global economy picks up. Another name in the leisure sector we've added to was Sega because we see sales of video games picking up over the coming months.

The fund remained significantly underweighted in the financial services sector relative to our benchmark, but within this sector we focused on reinsurance companies. These companies provide insurance for insurers, and following the September 11 attacks we saw reinsurance prices rise dramatically. Therefore, we felt many of these companies would benefit from this trend. We continued to underweight the fund in the banking sector because we felt many of these companies would continue to struggle in a slowing global economic environment. However, we did maintain certain holdings in the banking industry because we felt these were unique situations that possessed compelling valuations or improving growth outlooks.

In talking with business managers around the world, we're getting the sense that the slowdown in corporate earnings has bottomed and is not getting worse, but we're also not seeing much growth right now. Moreover, given the dramatic rally we saw in stock prices in the fourth quarter of 2001, particularly with technology stocks, we think stock valuations may have gotten a little bit ahead of themselves in the short term. Despite the fourth-quarter rally, we have been selectively finding opportunities in certain areas of technology, telecommunications, and cyclical areas that have not fully benefited from the short-term rally, but that we think are well positioned in their respective industries and could benefit from an eventual rebound in economic activity.

    Respectfully,

/s/ Marcus L. Smith

    Marcus L. Smith
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

MFS EMERGING MARKETS DEBT FUND(1)(3)(4)(5)(9)

CLASS A
                                                                     6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        +15.49%           +20.67%           +58.52%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --            +20.67%           +12.62%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                      --            +13.73%           +10.91%
-----------------------------------------------------------------------------------------------------------------

CLASS I
                                                                     6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        +15.51%           +20.69%           +58.39%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --            +20.69%           +12.60%
-----------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, March 17, 1998, through
   January 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

MFS GLOBAL CONSERVATIVE EQUITY FUND(1)(6)(9)

CLASS A
                                                                     6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        - 5.04%           -11.81%           -12.25%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --            -11.81%           -11.30%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                      --            -16.88%           -15.99%
-----------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through
   January 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

MFS GLOBAL HEALTH SCIENCES FUND(1)(2)(4)(5)(6)(7)(9)

CLASS A
                                                                     6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        - 4.93%           -14.81%           -22.90%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --            -14.81%           -21.22%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                      --            -19.71%           -25.38%
-----------------------------------------------------------------------------------------------------------------

CLASS I
                                                                     6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        - 4.80%           -14.57%           -22.60%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --            -14.57%           -20.94%
-----------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through
   January 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

MFS INTERNATIONAL CORE EQUITY FUND(1)(6)(8)(9)

CLASS A
                                                                     6 Months            1 Year             Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                        - 5.71%           -16.36%           -15.52%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --            -16.36%           -14.33%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                      --            -21.17%           -18.86%
-----------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through
   January 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

NOTES TO PERFORMANCE SUMMARY

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investing in small companies is riskier than investing in more-established companies.

(3) The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

(4) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(5) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(6) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(7) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

(8) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(9) These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the Special Meeting of Shareholders, which was held on October 19, 2001, the following actions were taken:

ITEM 1.  To elect a Board of Trustees.
                                                       MFS                MFS               MFS                 MFS
                                                       EMERGING           GLOBAL            GLOBAL HEALTH       INTERNATIONAL
                                                       MARKETS            CONSERVATIVE      SCIENCES            CORE EQUITY
                                                       DEBT FUND          EQUITY FUND       FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Shames                   Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

John W. Ballen                      Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Lawrence H. Cohn, M.D.              Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Sir J. David Gibbons, KBE           Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

William R. Gutow                    Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

J. Atwood Ives                      Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Abby M. O'Neill                     Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Lawrence T. Perera                  Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

William J. Poorvu                   Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Arnold D. Scott                     Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

J. Dale Sherratt                    Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Elaine R. Smith                     Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

Ward Smith                          Affirmative        106,904.457        150,000.000        150,729.751        151,901.731
                                    Withhold                 0.000              0.000              0.000              0.000

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                                 AFFIRMATIVE               AGAINST                 ABSTAIN
MFS Emerging Markets Debt Fund                                   106,904.457                0.000                   0.000
MFS Global Conservative Equity Fund                              150,000.000                0.000                   0.000
MFS Global Health Sciences Fund                                  150,729.751                0.000                   0.000
MFS International Core Equity Fund                               151,901.731                0.000                   0.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                                 AFFIRMATIVE               AGAINST                 ABSTAIN
MFS Emerging Markets Debt Fund                                   106,904.457                0.000                   0.000
MFS Global Conservative Equity Fund                              150,000.000                0.000                   0.000
MFS Global Health Sciences Fund                                  150,729.751                0.000                   0.000
MFS International Core Equity Fund                               151,901.731                0.000                   0.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                                 AFFIRMATIVE               AGAINST                 ABSTAIN
MFS Emerging Markets Debt Fund                                   106,904.457                0.000                   0.000
MFS Global Conservative Equity Fund                              150,000.000                0.000                   0.000
MFS Global Health Sciences Fund                                  150,729.751                0.000                   0.000
MFS International Core Equity Fund                               151,901.731                0.000                   0.000

ITEM 5.  To ratify the selection of Ernst & Young, LLP as the independent public accountants for the current fiscal year.

                                                                 AFFIRMATIVE               AGAINST                 ABSTAIN
MFS Emerging Markets Debt Fund                                   106,904.457                0.000                   0.000
MFS Global Conservative Equity Fund                              150,000.000                0.000                   0.000
MFS Global Health Sciences Fund                                  150,729.751                0.000                   0.000
MFS International Core Equity Fund                               151,901.731                0.000                   0.000

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS EMERGING MARKETS DEBT FUND

Bonds - 93.4%
------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)      VALUE
------------------------------------------------------------------------------
Foreign Bonds - 87.7%
  Algeria - 2.5%
    Republic of Algeria, 4.313s, 2004                     $    49   $   43,793
                                                                    ----------
                                                                    $   43,793
------------------------------------------------------------------------------
  Brazil - 21.5%
    Banco Nacional de Desenvolvi, 12.262s, 2008
      (Banks and Credit Cos.)                             $    32   $   29,840
    Federal Republic of Brazil, 3.25s, 2009                    26       20,663
    Federal Republic of Brazil, 11s, 2012                       2        1,750
    Federal Republic of Brazil, 8s, 2014                      143      110,168
    Federal Republic of Brazil, 8.875s, 2024                   88       58,520
    Federal Republic of Brazil, 12.25s, 2030                   68       58,990
    Federal Republic of Brazil, 11s, 2040                     136      104,924
                                                                    ----------
                                                                    $  384,855
------------------------------------------------------------------------------
  Bulgaria - 3.4%
    National Republic of Bulgaria, 2.813s, 2011           $    40   $   34,056
    National Republic of Bulgaria, 2.813s, 2012                31       27,396
                                                                    ----------
                                                                    $   61,452
------------------------------------------------------------------------------
  Canada - 1.7%
    Hurricane Hydrocarbons Ltd., 12s, 2006 (Oils)         $    30   $   30,000
------------------------------------------------------------------------------
  Dominican Republic - 2.0%
    Dominican Republic, 9.5s, 2006##                      $    35   $   36,575
------------------------------------------------------------------------------
  Ecuador - 3.7%
    Republic of Ecuador, 5s, 2030##                       $    86   $   43,503
    Republic of Ecuador, 12s, 2012##                           30       23,230
                                                                    ----------
                                                                    $   66,733
------------------------------------------------------------------------------
  Guatemala - 0.6%
    Republic of Guatemala, 10.25s, 2011##                 $    10   $   10,600
------------------------------------------------------------------------------
  Kazakhstan - 1.9%
    Kaztransoil Co., 8.5s, 2006##                         $    34   $   33,235
------------------------------------------------------------------------------
  Mexico - 9.1%
    Corp. Durango, 13.125s, 2006 (Forest & Paper
      Products)                                           $    10   $    9,550
    Grupo Elektra Sa De Cv, 12s, 2008 (Utility - Other)        13       13,179
    Grupo Iusacell S.A. de CV, 14.25s, 2006 (Telecom -
      Wireless)                                                13       14,040
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                     51       54,188
    United Mexican States, 11.375s, 2016                       30       37,365
    United Mexican States, 11.5s, 2026                         27       34,714
                                                                    ----------
                                                                    $  163,036
------------------------------------------------------------------------------
  Netherlands - 1.2%
    PTC International Finance BV, 0s to 2002, 10.75s
      to 2007, 1s, 2007 (Telecommunications)              $    23   $   22,195
------------------------------------------------------------------------------
  Panama - 3.0%
    Republic of Panama, 9.625s, 2011                      $    16   $   16,600
    Republic of Panama, 4.75s, 2014                            10        9,371
    Republic of Panama, 10.75s, 2020                           14       15,120
    Republic of Panama, 9.375s, 2029                           11       11,632
                                                                    ----------
                                                                    $   52,723
------------------------------------------------------------------------------
  Peru - 0.8%
    Republic of Peru, 4s, 2017                            $    20   $   14,600
------------------------------------------------------------------------------
  Philippines - 3.4%
    Republic of Philippines, 9.375s, 2017                 $    27   $   26,662
    Republic of Philippines, 10.625s, 2025                     34       33,660
                                                                    ----------
                                                                    $   60,322
------------------------------------------------------------------------------
  Russia - 22.5%
    Russian Federation, 3s, 2006                          $    80   $   59,400
    Mobile Telesystems Finance Sa, 10.95s, 2004##              33       33,330
    Russian Federation, 3s, 2008                              168      107,520
    Russian Federation, 3s, 2011                               90       46,575
    Russian Federation, 5s, 2030##                            253      154,086
                                                                    ----------
                                                                    $  400,911
------------------------------------------------------------------------------
  South Korea - 3.9%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##   $    61   $   69,540
------------------------------------------------------------------------------
  Turkey - 3.6%
    Republic of Turkey, 11.75s, 2010                      $    19   $   19,237
    Republic of Turkey, 11.875s, 2030                          45       45,000
                                                                    ----------
                                                                    $   64,237
------------------------------------------------------------------------------
  Uruguay - 2.9%
    Republic of Ukraine, 11s, 2007##                      $    54   $   52,241
------------------------------------------------------------------------------
Total Foreign Bonds                                                 $1,567,048
------------------------------------------------------------------------------
U.S. Bonds - 5.7%
  Energy - Integrated - 3.0%
    Pemex Project Funding Master Trust, 9.125s, 2010      $    51   $   54,060
------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Pemex Master Trust 144A, 8.625s, 2022##               $    40   $   39,900
------------------------------------------------------------------------------
  U.S. Government Agencies - 0.5%
    U.S. Treasury Bonds, 0s, 2023                         $    30   $    8,747
------------------------------------------------------------------------------
Total U.S. Bonds                                                    $  102,707
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,552,722)                           $1,669,755
------------------------------------------------------------------------------

Short-Term Obligations - 5.5%
------------------------------------------------------------------------------
    American General Corp., 1.92s, due 2/01/02            $     3   $    3,000
    General Electric Capital Corp., 1.91s, due 2/01/02         25       25,000
    Gillette Co., 1.92s, due 2/01/02                           70       70,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $   98,000
------------------------------------------------------------------------------

Put Options Purchased - 0.1%
------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
                                                       OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                  (000 OMITTED)
------------------------------------------------------------------------------
    Federal Republic of Brazil/February/77.625
      (Premiums Paid, $2,217)                             $10,000   $    1,176
------------------------------------------------------------------------------
Repurchase Agreement - 1.6%
------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
                                                      (000 OMITTED)
------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02,
       total to be received $29,002 (secured by
       various U.S. Treasury and Federal Agency
       obligations in a jointly traded account),
       at Cost                                            $    29   $   29,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,681,939)                     $1,797,931

Put Options Written
------------------------------------------------------------------------------
                                                  PRINCIPAL AMOUNT
                                                      OF CONTRACTS
                                                     (000 OMITTED)
------------------------------------------------------------------------------
    Federal Republic of Brazil Bonds/February/74.625
      (Premiums Received, $924)                           $10,000   $     (204)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.6)%                                (10,716)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,787,419
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS GLOBAL CONSERVATIVE EQUITY FUND

Stocks - 93.3%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 47.7%
  Aerospace - 0.6%
    Northrop Grumman Corp.                                  70       $    7,813
-------------------------------------------------------------------------------
  Apparel & Textiles - 0.7%
    Nike, Inc.                                             165       $    9,885
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Visteon Corp.                                          520       $    6,916
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.6%
    Bank of America Corp.                                  140       $    8,824
    Comerica, Inc.                                         140            7,881
    FleetBoston Financial Corp.                            380           12,775
    Household International, Inc.                           90            4,612
    PNC Financial Services Group Co.                       225           12,994
    SunTrust Banks, Inc.                                   110            6,776
    Wachovia Corp.                                         200            6,650
                                                                     ----------
                                                                     $   60,512
-------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Eli Lilly & Co.                                        253       $   19,000
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    IBM Corp.                                              133       $   14,349
-------------------------------------------------------------------------------
  Business Services - 0.5%
    Automatic Data Processing, Inc.                        120       $    6,480
-------------------------------------------------------------------------------
  Chemicals - 1.4%
    Praxair, Inc.                                          326       $   18,924
-------------------------------------------------------------------------------
  Consumer Goods & Services - 4.4%
    Avon Products, Inc.                                    210       $   10,332
    Colgate-Palmolive Co.                                  175           10,001
    Kimberly-Clark Corp.                                   115            6,935
    Philip Morris Cos., Inc.                               520           26,057
    Procter & Gamble Co.                                    55            4,492
                                                                     ----------
                                                                     $   57,817
-------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    American Standard Cos., Inc.*                          215       $   13,911
-------------------------------------------------------------------------------
  Entertainment - 0.5%
    Comcast Corp., "A"*                                    175       $    6,218
-------------------------------------------------------------------------------
  Financial Institutions - 3.3%
    Federal Home Loan Mortgage Corp.                       292       $   19,599
    Federal National Mortgage Assn.                        168           13,599
    Goldman Sachs Group, Inc.                               70            6,089
    Merrill Lynch & Co., Inc.                               90            4,588
                                                                     ----------
                                                                     $   43,875
-------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Anheuser-Busch Cos., Inc.                              160       $    7,563
    Kellogg Co.                                            210            6,481
                                                                     ----------
                                                                     $   14,044
-------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    International Paper Co.                                185       $    7,729
-------------------------------------------------------------------------------
  Insurance - 6.7%
    AFLAC, Inc.                                            630       $   16,456
    Arthur J. Gallagher & Co.                              560           18,480
    CIGNA Corp.                                            151           13,892
    MetLife, Inc.                                          210            6,380
    St. Paul Cos., Inc.                                    280           12,516
    Willis Group Holdings Ltd.*                            430           11,515
    XL Capital Ltd.                                        100            8,812
                                                                     ----------
                                                                     $   88,051
-------------------------------------------------------------------------------
  Machinery - 1.5%
    Deere & Co.                                            450       $   19,787
-------------------------------------------------------------------------------
  Medical & Health Products - 4.7%
    American Home Products Corp.                           470       $   30,390
    Bristol-Myers Squibb Co.                               245           11,116
    Merck & Co., Inc.                                      225           13,315
    Pfizer, Inc.                                           165            6,876
                                                                     ----------
                                                                     $   61,697
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.9%
    IMS Health, Inc.                                       410       $    8,179
    Lincare Holdings, Inc.*                                125            3,323
                                                                     ----------
                                                                     $   11,502
-------------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                            400       $   14,340
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    GlobalSantaFe Corp.                                    145       $    4,118
-------------------------------------------------------------------------------
  Oils - 2.2%
    Exxon Mobil Corp.                                      490       $   19,134
    Occidental Petroleum Corp.                             400           10,380
                                                                     ----------
                                                                     $   29,514
-------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    McGraw-Hill Cos., Inc.                                 125       $    8,010
    Omnicom Group, Inc.                                    130           11,358
                                                                     ----------
                                                                     $   19,368
-------------------------------------------------------------------------------
  Retail - 1.4%
    Costco Wholesale Corp.*                                100       $    4,600
    Sears, Roebuck & Co.                                    90            4,756
    Target Corp.                                           200            8,882
                                                                     ----------
                                                                     $   18,238
-------------------------------------------------------------------------------
  Special Products & Services - 1.0%
    ARAMARK Corp.*                                         135       $    3,443
    Minnesota Mining & Manufacturing Co.                    90            9,972
                                                                     ----------
                                                                     $   13,415
-------------------------------------------------------------------------------
  Supermarket - 1.8%
    Kroger Co.*                                            300       $    6,180
    Safeway, Inc.*                                         440           17,798
                                                                     ----------
                                                                     $   23,978
-------------------------------------------------------------------------------
  Tobacco - 0.4%
    Loews Corp.                                            200       $    5,600
-------------------------------------------------------------------------------
  Trucking - 0.3%
    United Parcel Service, Inc.                             65       $    3,736
-------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    National Fuel Gas Co.                                  270       $    6,183
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    BellSouth Corp.                                        220       $    8,800
    SBC Communications, Inc.                               170            6,366
    Sprint Corp.                                           310            5,487
                                                                     ----------
                                                                     $   20,653
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $  627,653
-------------------------------------------------------------------------------
Foreign Stocks - 45.6%
  Australia - 0.7%
    QBE Insurance Group Ltd. (Insurance)*                1,501       $    5,772
    Tabcorp Holdings Ltd. (Insurance)                      640            3,276
                                                                     ----------
                                                                     $    9,048
-------------------------------------------------------------------------------
  Bermuda - 0.8%
    Tyco International Ltd. (Conglomerates)                295       $   10,369
-------------------------------------------------------------------------------
  Brazil - 0.3%
    Companhia de Bebidas das Americas, ADR (Food &
      Beverage Products)                                   175       $    3,341
-------------------------------------------------------------------------------
  Canada - 1.8%
    Canadian National Railway Co. (Railroad)               389       $   19,006
    Quebecor World, Inc. (Printing & Publishing)           180            4,168
                                                                     ----------
                                                                     $   23,174
-------------------------------------------------------------------------------
  Denmark - 1.2%
    Danske Bank (Banks & Credit Cos.)                    1,025       $   15,594
-------------------------------------------------------------------------------
  France - 5.0%
    Aventis S.A. (Medical & Health Products)               225       $   15,591
    Carrefour S.A. (Retail)                                108            5,289
    Generale de Sante S.A. (Medical Health & Technology
      Services)*                                           300            4,099
    Sanofi-Synthelabo S.A. (Medical & Health Products)     240           16,043
    Technip S.A. (Construction Services)                    70            8,384
    Total Fina S.A., ADR (Oils)                            235           16,535
                                                                     ----------
                                                                     $   65,941
-------------------------------------------------------------------------------
  Germany - 2.6%
    Deutsche Post AG (Transportation - Services)           560       $    7,174
    Fresenius AG (Medical & Health Products)                35            2,646
    Linde AG (Basic Industry)                              165            7,089
    Munchener Ruckvers AG (Medical & Health Products)       41            9,723
    ProSieben Media AG (Media - Cable)                     740            3,147
    Software AG (Computer Software)                        160            4,983
                                                                     ----------
                                                                     $   34,762
-------------------------------------------------------------------------------
  Ireland - 1.0%
    Bank of Ireland (Banks & Credit Cos.)                  760       $    7,150
    Jefferson Smurfit Group PLC, ADR (Special Products &
      Services)                                            300            6,300
                                                                     ----------
                                                                     $   13,450
-------------------------------------------------------------------------------
  Israel - 0.6%
    Assicurazioni Generali S.P.A. (Insurance)              320       $    8,317
-------------------------------------------------------------------------------
  Japan - 2.6%
    Canon, Inc., ADR (Electronics)                         260       $    8,621
    Nissin Food Products (Food & Beverage Products)        500            9,643
    Shiseido Co. (Consumer Goods & Services)             1,000            8,415
    Tokyo Gas Co. Ltd. (Utilities - Gas)                 3,000            7,498
                                                                     ----------
                                                                     $   34,177
-------------------------------------------------------------------------------
  Netherlands - 3.5%
    Akzo Nobel N.V. (Chemicals)                            715       $   30,612
    Royal Dutch Petroleum Co., ADR (Oils)                  195            9,744
    VNU N.V. (Advertising & Broadcasting)*                 200            6,178
                                                                     ----------
                                                                     $   46,534
-------------------------------------------------------------------------------
  Peru - 1.6%
    Altadis S.A. (Tobacco)                               1,315       $   21,128
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Electricidade De Portugal (Utilities - Electric)     2,600       $    5,250
-------------------------------------------------------------------------------
  Scotland - 1.1%
    Royal Bank of Scotland Group PLC (Banks & Credit
      Cos.)*                                               546       $   13,760
-------------------------------------------------------------------------------
  South Korea - 0.9%
    Korea Telecom Corp., ADR (Telecom - Wireline)          280       $    5,496
    Samsung Electronics Co. (Electronics)                   56            6,874
                                                                     ----------
                                                                     $   12,370
-------------------------------------------------------------------------------
  Spain - 1.7%
    Gas Natural SDG (Utilities - Gas)                      200       $    3,569
    Iberdrola S.A. (Tobacco)                               790            9,367
    Telefonica S.A. (Telecom - Wireline)*                  830            9,734
                                                                     ----------
                                                                     $   22,670
-------------------------------------------------------------------------------
  Sweden - 1.7%
    Rottneros AB (Basic Industry)                        3,600       $    3,225
    Saab AB, "B" (Aerospace)                               650            6,585
    Securitas AB (Basic Industry)                          650           12,193
                                                                     ----------
                                                                     $   22,003
-------------------------------------------------------------------------------
  Switzerland - 3.8%
    Novartis AG (Biotechnology)                            345       $   11,774
    Swiss Reinsurance (Insurance)*                          90            8,117
    Syngenta AG (Chemicals)                                395           21,214
    Synthes-Stratec, Inc. (Medical & Health Products)*##    14            8,974
                                                                     ----------
                                                                     $   50,079
-------------------------------------------------------------------------------
  United Kingdom - 14.3%
    BP PLC, ADR (Oils)                                     215       $   10,045
    CGNU PLC (Insurance)*                                  725            8,454
    Chubb PLC (Electrical Equipment)                     2,330            5,592
    Diageo PLC (Food & Beverage Products)*               3,784           44,020
    GlaxoSmithKline PLC, ADR (Medical & Health Products)   410           19,770
    Lloyds TSB Group PLC (Banks & Credit Cos.)*            520            5,557
    National Grid Group (Telecom - Wireline) *           1,000            6,339
    NEXT PLC (Retail)                                      700            9,240
    Reckitt Benckiser PLC (Consumer Goods & Services)*   1,215           17,771
    Reed International PLC (Utilities - Telephone)       1,540           12,643
    Smith & Nephew PLC (Medical & Health Technology
      Services)*                                           967            5,352
    Standard Chartered PLC (Banks & Credit Cos.)           270            2,979
    Tesco PLC (Utilities - Telephone)*                   1,600            5,303
    Unilever PLC (Utilities - Telephone)                 2,020           16,241
    Vodafone Group PLC (Utilities - Telephone)           9,050           19,453
                                                                     ----------
                                                                     $  188,759
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  600,726
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,251,239)                           $1,228,379
-------------------------------------------------------------------------------

Preferred Stock - 0.4%
-------------------------------------------------------------------------------
  Automotive - 0.4%
    Ford Motor Company Capital Trust, 6.5s*
      (Identified Cost, $5,000)                            100       $    5,355
-------------------------------------------------------------------------------

Right
-------------------------------------------------------------------------------
    Telefonica S.A. (Telecom - Wireline)
     (Identified Cost, $143)                               530       $      123
-------------------------------------------------------------------------------

Repurchase Agreement - 6.4%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Morgan Stanley, dated 1/31/02, due 2/01/02, total to
      be received $84,004 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                  $   84       $   84,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,340,382)                      $1,317,857

Other Assets, Less Liabilities - (0.1)%                                  (1,665)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,316,192
-------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS GLOBAL HEALTH SCIENCES FUND

Stocks - 94.2%
------------------------------------------------------------------------------
ISSUER                                                      SHARES       VALUE
------------------------------------------------------------------------------
U.S. Stocks - 63.0%
  Biotechnology - 4.4%
    Alkermes, Inc.*                                            900  $   24,129
    Guidant Corp.*                                             570      27,388
                                                                    ----------
                                                                    $   51,517
------------------------------------------------------------------------------
  Business Services - 2.3%
    WebMD Corp.*                                             3,400  $   26,860
------------------------------------------------------------------------------
  Healthcare - 4.1%
    Caremark Rx, Inc.*                                       2,870  $   47,355
------------------------------------------------------------------------------
  Insurance - 1.0%
    CIGNA Corp.                                                130  $   11,960
------------------------------------------------------------------------------
  Medical & Health Products - 34.5%
    Allergan, Inc.                                             170  $   11,348
    American Home Products Corp.                             1,600     103,456
    Applera Corp. - Applied Biosystems Group                   730      16,301
    Eli Lilly & Co.                                          1,140      85,614
    Inhale Therapeutic Systems Co.*                            390       5,281
    Johnson & Johnson Co.                                      147       8,454
    Noven Pharmaceuticals, Inc.*                             1,480      24,168
    Pfizer, Inc.                                             1,550      64,588
    Schering Plough Corp.                                    2,500      80,950
                                                                    ----------
                                                                    $  400,160
------------------------------------------------------------------------------
  Medical & Health Technology Services - 16.0%
    Ameripath, Inc.*                                           920  $   27,582
    Cardinal Health, Inc.                                      225      14,830
    Genzyme Corp.*                                           1,360      62,029
    HealthSouth Corp.*                                       1,800      21,060
    Human Genome Sciences, Inc.*                               170       4,782
    IMS Health, Inc.                                           630      12,568
    Lincare Holdings, Inc.*                                  1,060      28,175
    Renal Care Group, Inc.*                                    490      15,156
                                                                    ----------
                                                                    $  186,182
------------------------------------------------------------------------------
  Pharmaceuticals - 0.7%
    Sepracor, Inc.*                                            160  $    7,898
------------------------------------------------------------------------------
Total U.S. Stocks                                                   $  731,932
------------------------------------------------------------------------------
Foreign Stocks - 31.2%
  France - 14.7%
    Aventis S.A. (Pharmaceuticals)                           1,050  $   72,759
    Generale de Sante (Healthcare)*                          1,280      17,487
    Sanofi-Synthelabo S.A. (Medical & Health Products)       1,210      80,883
                                                                    ----------
                                                                    $  171,129
------------------------------------------------------------------------------
  Germany - 2.7%
    Fresenius AG, Preferred (Medical Supplies)                 100  $    7,561
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                570      23,777
                                                                    ----------
                                                                    $   31,338
------------------------------------------------------------------------------
  Japan - 1.2%
    Shionogi & Co., Ltd. (Pharmaceuticals)                   1,000  $   14,175
------------------------------------------------------------------------------
  Netherlands - 1.9%
    Akzo Nobel N.V. (Chemicals)                                360  $   15,413
    Jomed N.V. (Medical & Health Products)*                    305       6,549
                                                                    ----------
                                                                    $   21,962
------------------------------------------------------------------------------
  Switzerland - 4.6%
    Syngenta AG (Chemicals)                                    370  $   19,871
    Syngenta AG, ADR (Chemicals)*                              170       1,870
    Synthes-Stratec, Inc. (Medical & Health Products)*##        50      32,050
                                                                    ----------
                                                                    $   53,791
------------------------------------------------------------------------------
  United Kingdom - 6.1%
    GlaxoSmithKline PLC (Pharmaceuticals)                    1,900  $   45,306
    ICON PLC, ADR (Biotechnology)*                             950      24,890
                                                                    ----------
                                                                    $   70,196
------------------------------------------------------------------------------
Total Foreign Stocks                                                $  362,591
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,172,688)                          $1,094,523
------------------------------------------------------------------------------

Short-Term Obligations - 5.0%
------------------------------------------------------------------------------
                                                  PRINCIPAL AMOUNT
                                                     (000 OMITTED)
------------------------------------------------------------------------------
    American General Corp., due 2/01/02                     $    2  $    2,000
    General Electric Capital Corp., due 2/01/02                 10      10,000
    Gillette Co., due 2/01/02                                   46      46,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $   58,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,230,688)                     $1,152,523
Other Assets, Less Liabilities - 0.8%                                    8,878
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,161,401
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - January 31, 2002

MFS INTERNATIONAL CORE EQUITY FUND

Stocks - 95.5%
----------------------------------------------------------------------------
ISSUER                                                   SHARES        VALUE
----------------------------------------------------------------------------
Foreign Stocks - 94.0%
  Australia - 1.6%
    Austereo Group Ltd. (Broadcasting)                    4,800   $    5,406
    QBE Insurance Group Ltd. (Insurance)*                 2,029        7,802
    TABCORP Holdings Ltd. (Gaming)                        1,600        8,191
                                                                  ----------
                                                                  $   21,399
----------------------------------------------------------------------------
  Belgium - 1.3%
    Dexia (Banks & Credit Cos.)*                          1,175   $   16,658
----------------------------------------------------------------------------
  Bermuda - 1.5%
    Ace Ltd. (Insurance)                                    300   $   11,655
    XL Capital Ltd. (Insurance)                              85        7,490
                                                                  ----------
                                                                  $   19,145
----------------------------------------------------------------------------
  Brazil - 1.0%
    Aracruz Celulose S.A. (Forest & Paper Products)         290   $    5,089
    Votorantim Celulose E Papel S.A., ADR
      (Forest & Paper Products)*                            500        8,000
                                                                  ----------
                                                                  $   13,089
----------------------------------------------------------------------------
  Canada - 4.6%
    BCE, Inc. (Telecommunications)                          427   $    9,377
    Manitoba Telecom Services, Inc. (Telecommunications)    475       10,043
    Manulife Financial Corp. (Insurance)                    565       14,342
    Quebecor World, Inc. (Publishing)                       795       18,408
    Talisman Energy, Inc. (Oils)                            200        7,163
                                                                  ----------
                                                                  $   59,333
----------------------------------------------------------------------------
  Finland - 1.3%
    Nokia Oyj (Telecommunications)                          725   $   16,651
----------------------------------------------------------------------------
  France - 16.5%
    April Group (Insurance)*                              1,000   $   15,466
    Aventis S.A. (Pharmaceuticals)                          429       29,727
    Carrefour Supermarche S.A. (Supermarket)                400       19,590
    Clarins S.A. (Consumer Products)                        240       13,063
    L'Air Liquide S.A. (Gas)                                135       18,385
    Sanofi-Synthelabo S.A. (Medical & Health Products)      516       34,492
    STMicroelectronics N.V. (Electronics)                   550       16,989
    Suez S.A. (Water)                                       400       11,341
    Technip S.A. (Construction)                             128       15,331
    Total Fina Elf S.A., "B" (Oils)                         288       40,310
                                                                  ----------
                                                                     214,694
----------------------------------------------------------------------------
  Germany - 5.5%
    Degussa AG (Chemicals)                                  500   $   14,147
    Deutsche Post AG (Transportation - Services)            665        8,519
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                             153        6,382
    Linde AG (Engineering)                                  600       25,776
    Munchener Ruckvers AG (Financial Services)               70       16,600
                                                                  ----------
                                                                  $   71,424
----------------------------------------------------------------------------
  Italy - 1.2%
    Assicurazioni Generali S.p.A. (Insurance)               335   $    8,707
    Snam Rete Gas S.p.A. (Gas)*                           2,550        6,901
                                                                  ----------
                                                                  $   15,608
----------------------------------------------------------------------------
  Japan - 10.7%
    Asahi Breweries, Ltd. (Food & Beverage Products)      2,000   $   16,115
    Canon, Inc. (Business Machines)                         550       18,238
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)      1,000       10,363
    Credit Saison Co., Ltd. (Banks & Credit Cos.)           400        7,013
    Honda Motor Co., Ltd., ADR (Automotive)               1,100       22,264
    Murata Manufacturing Co. Ltd. (Electronics)             100        5,469
    NTT DoCoMo, Inc. (Telecommunications)                     2       20,889
    Sega Corp. (Consumer Goods & Services)                  400        7,147
    Shiseido Co. (Pharmaceuticals)                        1,000        8,415
    Shiseido Co., Ltd (Pharmaceuticals)                     430        3,626
    Stanley Electric Co., Ltd. (Electronics)              1,000        6,647
    The Nikko Securities Co., Ltd. (Finance)              1,000        3,499
    Tokyo Gas Co., Ltd. (Gas)                             4,000        9,997
                                                                  ----------
                                                                  $  139,682
----------------------------------------------------------------------------
  Mexico - 2.0%
    Cemex S.A. (Construction Services)                      525   $   13,860
    Wal-Mart de Mexico S.A. de C.V. (Retail)              4,300       12,417
                                                                  ----------
                                                                  $   26,277
----------------------------------------------------------------------------
  Netherlands - 6.6%
    Akzo Nobel N.V. (Chemicals)                             756   $   32,367
    Elsevier N.V. ADR (Publishing)                        2,950       34,421
    Koninklijke Philips Electronics N.V. (Electronics)      250        6,783
    United Services Group N.V. (Business Services)*         385        7,105
    VNU N.V. (Publishing)*                                  175        5,406
                                                                  ----------
                                                                  $   86,082
----------------------------------------------------------------------------
  Norway - 0.3%
    Tomra Systems ASA (Specialty Products)                  500   $    3,296
----------------------------------------------------------------------------
  South Korea - 3.5%
    Kookmin Bank (Banks & Credit Cos.)*                     300   $   12,488
    Samsung Electronics Co. (Electronics)##                 180       22,095
    SK Telecom Ltd., ADR (Telecommunications)               475       10,412
                                                                  ----------
                                                                  $   44,995
----------------------------------------------------------------------------
  Spain - 4.6%
    Banco Bilbao Vizcaya Argentina, S.A. (Banks & Credit
      Cos.)                                               1,100   $   12,476
    Gas Natural SDG, S.A. (Gas)                           1,125       20,076
    Iberdrola S.A. (Utilities - Electric)                   750        8,893
    Telefonica S.A. (Telecommunications)*                 1,620       18,999
                                                                  ----------
                                                                  $   60,444
----------------------------------------------------------------------------
  Switzerland - 9.8%
    Converium Holdings AG (Insurance)*                      130   $    5,900
    Nestle S.A. (Food & Beverage Products)*                  80       17,270
    Swiss Reinsurance (Insurance)*                          195       17,587
    Syngenta AG (Chemicals)                               1,336       71,752
    Synthes-Stratec, Inc. (Medical & Health Products)        21       13,563
    Synthes-Stratec, Inc. (Medical & Health Products)*##      3        1,923
                                                                  ----------
                                                                  $  127,995
----------------------------------------------------------------------------
  Thailand - 0.5%
    Advanced Info Service Public Co., Ltd.
      (Cellular Phones)*                                  6,500   $    6,463
----------------------------------------------------------------------------
  United Kingdom - 21.5%
    BOC Group PLC (Chemicals)*                            1,150   $   16,593
    British Sky Broadcasting Group PLC (Broadcasting)     1,000        9,459
    CGNU PLC (Insurance)*                                 1,550       18,075
    Compass Group PLC (Food & Beverage Products)            800        5,873
    Diageo PLC (Food & Beverage Products)*                4,108       47,789
    GlaxoSmithKline PLC (Medical & Health Products)       1,450       34,576
    Lloyds TSB Group PLC (Banks & Credit Cos.)*           1,000       10,687
    NEXT PLC (Retail)                                     1,300       17,160
    Reckitt Benckiser PLC (Consumer Goods & Services)*    1,510       22,086
    Reuters Group PLC (Business Services)                 1,675       14,236
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*       784       19,757
    Smith & Nephew PLC (Medical & Health Products)*       1,450        8,025
    Unilever (Food & Beverage Products)                   3,625       29,146
    Vodafone Group PLC (Telecommunications)              12,501       26,871
                                                                  ----------
                                                                  $  280,333
----------------------------------------------------------------------------
Total Foreign Stocks                                              $1,223,568
----------------------------------------------------------------------------
U.S. Stocks - 1.5%
    AFLAC, Inc. (Insurance)                                 320   $    8,358
    Matsushita Electric Industrial Co., Ltd.
     (Electronics)                                          800       10,408
----------------------------------------------------------------------------
Total U.S. Stocks                                                 $   18,766
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,285,719)                        $1,242,334
----------------------------------------------------------------------------

Rights
----------------------------------------------------------------------------
    Telefonica S.A. (Telecommunications)* (Identified
      Cost, $384)                                         1,620   $      376
----------------------------------------------------------------------------

Short-Term Obligations - 5.4%
----------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
----------------------------------------------------------------------------
    American General Corp., due 2/01/02                  $    2   $    2,000
    General Electric Capital Corp., due 2/01/02              18       18,000
    Gillette Co., due 2/01/02                                51       51,000
----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $   71,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,357,103)                   $1,313,710

Other Assets, Less Liabilities - (0.9)%                              (12,288)
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,301,422
----------------------------------------------------------------------------
Portfolio footnote:
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown. EUR = Euro
JPY = Japanese Yen

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                             MFS                   MFS
                                                       MFS                GLOBAL                GLOBAL                   MFS
                                                  EMERGING          CONSERVATIVE                HEALTH         INTERNATIONAL
                                                   MARKETS                EQUITY              SCIENCES           CORE EQUITY
JANUARY 31, 2002                                 DEBT FUND                  FUND                  FUND                  FUND
----------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,681,939, $1,340,382, $1,230,688 and
    $1,357,103, respectively)                 $  1,797,931          $  1,317,857          $  1,152,523          $  1,313,710
  Cash                                                 233                   406                   261                   661
  Foreign currency, at value (identified
    cost, $0, $0, $0 and $3,833,
    respectively)                                 --                    --                    --                       3,769
  Net receivable for forward foreign
    currency exchange contracts subject to
    master netting agreements                        1,533              --                    --                    --
  Receivable for investments sold                   31,049                 2,995                 7,828                17,943
  Receivable for fund shares sold                    2,001              --                    --                    --
  Interest and dividends receivable                 49,495                 1,200                   840                 1,401
                                              ------------          ------------          ------------          ------------
    Total assets                              $  1,882,242          $  1,322,458          $  1,161,452          $  1,337,484
                                              ------------          ------------          ------------          ------------
Liabilities:
  Payable for investments purchased           $    93,146           $     6,221           $   --                $     36,018
  Payable for fund shares reacquired                1,122               --                    --                    --
  Net payable for forward foreign currency
    exchange contracts subject to master
    netting agreements                                351               --                    --                    --
  Written option outstanding, at value
    (premiums received, $924, $0, $0 and
    $0, respectively)                                 204               --                    --                    --
  Payable to affiliates -
    Management fee                                --                          36                    31                    35
    Reimbursement fee                             --                           9                     6                     9
    Shareholder servicing agent fee               --                    --                           3              --
    Distribution and service fee                  --                    --                          11              --
                                              ------------          ------------          ------------          ------------
    Total liabilities                         $     94,823          $      6,266          $         51          $     36,062
                                              ------------          ------------          ------------          ------------
Net assets                                    $  1,787,419          $  1,316,192          $  1,161,401          $  1,301,422
                                              ============          ============          ============          ============
Net assets consist of:
  Paid-in capital                             $  1,656,690          $  1,506,950          $  1,500,207          $  1,539,707
  Unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign
   currencies                                      117,894               (22,539)              (78,165)              (43,504)
  Accumulated net realized loss on
   investments and foreign currency
   transactions                                     (1,739)             (167,380)             (255,632)             (192,372)
  Accumulated undistributed net investment
   income (loss)                                    14,574                  (839)               (5,009)               (2,409)
                                              ------------          ------------          ------------          ------------
    Total                                     $  1,787,419          $  1,316,192          $  1,161,401          $  1,301,422
                                              ============          ============          ============          ============
Shares of beneficial interest outstanding:
  Class A                                           26,685               150,788               150,120               154,452
  Class I                                          140,927              --                         520              --
                                              ------------          ------------          ------------          ------------
    Total shares of beneficial interest
     outstanding                                   167,612               150,788               150,640               154,452
                                              ============          ============          ============          ============
Net assets:
  Class A                                       $  284,830          $  1,316,192          $  1,157,377          $  1,301,422
  Class I                                        1,502,589              --                       4,024              --
                                              ------------          ------------          ------------          ------------
    Total net assets                          $  1,787,419          $  1,316,192          $  1,161,401          $  1,301,422
                                              ============          ============          ============          ============
Class A shares:
  Net asset value per share
   (net assets / shares of beneficial
    interest outstanding)                       $10.67                $8.73                 $7.71                 $8.43
                                                ======                =====                 =====                 =====
  Offering price per share (100 / 94.25
   of net asset value per share)                $11.32                $9.26                 $8.18                 $8.94
                                                ======                =====                 =====                 =====
Class I shares:
  Net asset value, offering price, and
   redemption price per share
   (net assets / shares of
    beneficial interest outstanding)            $10.66                  --                  $7.74                   --
                                                ======                =====                 =====                 =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                                              MFS                  MFS
                                                       MFS                 GLOBAL               GLOBAL                    MFS
                                                  EMERGING           CONSERVATIVE               HEALTH          INTERNATIONAL
                                                   MARKETS                 EQUITY             SCIENCES            CORE EQUITY
SIX MONTHS ENDED JANUARY 31, 2002                DEBT FUND                   FUND                 FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                     $  67,167             $    1,232            $   1,290              $     615
    Dividends                                      --                       9,721                3,490                  6,275
    Dividend tax withheld                          --                    --                        (50)               --
    Foreign taxes withheld                         --                        (466)             --                        (927)
                                                 ---------             ----------            ---------              ---------
      Total investment income                    $  67,167             $   10,487            $   4,730              $   5,963
                                                 =========             ==========            =========              =========
  Expenses -
    Management fee                                $  5,394               $  6,683            $   6,091              $   6,617
    Shareholder servicing agent fee                    635                    669                  609                    662
    Distribution and service fee (Class A)             445                  2,352                2,125                  2,305
    Administrative fee                                  34                     33                   29                     32
    Custodian fee                                    3,511                  1,711                1,357                  3,060
    Printing                                        15,721                  3,498               10,335                  3,852
    Postage                                             10               --                         20                --
    Auditing fees                                   19,600                  5,000                5,300                  9,800
    Legal fees                                       8,352                 11,052               11,140                  9,910
    Registration fees                                2,000               --                      2,000                  2,000
    Miscellaneous                                    1,190                  1,636                1,594                    820
                                                 ---------             ----------            ---------              ---------
      Total expenses                             $  56,892             $   32,634            $  40,600              $  39,058
    Fees paid indirectly                              (536)                  (114)                 (49)                  (240)
    Reduction of expenses by investment
    adviser and distributor                        (56,356)               (24,166)             (30,812)               (30,547)
                                                 ---------             ----------            ---------              ---------
      Net expenses                               $ --                  $    8,354            $   9,739              $   8,271
                                                 ---------             ----------            ---------              ---------
        Net investment income (loss)             $  67,167             $    2,133            $  (5,009)             $  (2,308)
                                                 =========             ==========            =========              =========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                      $  13,604             $(110,799)            $(151,789)             $(135,889)
    Futures transactions                               865               --                    --                     --
    Foreign currency transactions                     (565)                  (129)                 (97)                   153
    Written options transactions                     6,362               --                    --                     --
                                                 ---------              ---------             --------               --------
      Net realized gain (loss) on
        investments and foreign currency
        transactions                             $  20,266             $ (110,928)           $(151,886)             $(135,736)
                                                 ---------             ----------            ---------              ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                  $  98,845              $  39,054            $  96,028              $  60,137
    Written option                                  (1,282)              --                    --                     --
    Translation of assets and liabilities in
      foreign currencies                               194                    (26)                  (4)                  (234)
                                                 ---------             ----------            ---------              ---------
      Net unrealized gain on investments and
        foreign currency translation             $  97,757              $  39,028            $  96,024              $  59,903
                                                 ---------             ----------            ---------              ---------
        Net realized and unrealized gain
          (loss) on investments and foreign
          currency                              $  118,023             $  (71,900)           $ (55,862)             $ (75,833)
                                                 ---------             ----------            ---------              ---------
          Increase (decrease) in net assets
            from operations                     $  185,190             $  (69,767)           $ (60,871)             $ (78,141)
                                                 =========             ==========            =========              =========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                                             MFS EMERGING MARKETS DEBT FUND
                                                                          ------------------------------------
                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                          JANUARY 31, 2002       JULY 31, 2001
                                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    67,167         $   146,356
  Net realized gain on investments and foreign currency
    transactions                                                                    20,266              12,072
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                            97,757             (27,619)
                                                                               -----------         -----------
      Increase in net assets from operations                                   $   185,190         $   130,809
                                                                               -----------         -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                         $   (20,536)        $  (152,140)
  From net investment income (Class I)                                             (98,376)            (21,510)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                            --                (7,160)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                            --                (1,012)
                                                                               -----------         -----------
      Total distributions declared to shareholders                             $  (118,912)        $  (181,822)
                                                                               -----------         -----------
Net increase (decrease) in net assets from fund share
  transactions                                                                 $   650,276         $  (298,765)
                                                                               -----------         -----------
      Total increase (decrease) in net assets                                  $   716,554         $  (349,778)
Net assets:
  At beginning of period                                                         1,070,865           1,420,643
                                                                               -----------         -----------
  At end of period                                                             $ 1,787,419         $ 1,070,865
                                                                               -----------         -----------
  Accumulated undistributed net investment income included in
    net assets at end of period                                                $    14,574         $    66,319
                                                                               ===========         ===========

See notes to financial statements.

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                          MFS GLOBAL CONSERVATIVE EQUITY FUND
                                                                          ------------------------------------
                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                          JANUARY 31, 2002       JULY 31, 2001
                                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $     2,133         $     5,473
  Net realized loss on investments and foreign currency
    transactions                                                                  (110,928)            (58,146)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                            39,028             (61,567)
                                                                               -----------         -----------
      Decrease in net assets from operations                                   $   (69,767)        $  (114,240)
                                                                               -----------         -----------
Distributions declared to shareholders from net investment
  income (Class A)
                                                                               $    (6,751)        $      --
                                                                               -----------         -----------
Net increase in net assets from fund share transactions                        $     6,750         $ 1,500,200
                                                                               -----------         -----------
      Total increase (decrease) in net assets                                  $   (69,768)        $ 1,385,960
Net assets:
  At beginning of period                                                         1,385,960                --
                                                                               -----------         -----------
  At end of period                                                             $ 1,316,192         $ 1,385,960
                                                                               -----------         -----------
Accumulated undistributed (distributions in excess of) net
  investment incomeincluded in net assets at end of period                     $      (839)        $     3,779
                                                                               ===========         ===========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.

See notes to financial statements.

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                            MFS GLOBAL HEALTH SCIENCES FUND
                                                                          ------------------------------------
                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                          JANUARY 31, 2002       JULY 31, 2001
                                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $    (5,009)        $    (3,869)
  Net realized loss on investments and foreign currency
    transactions                                                                  (151,886)           (105,203)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                            96,024            (174,189)
                                                                               -----------         -----------
      Decrease in net assets from operations                                   $   (60,871)        $  (283,261)
                                                                               -----------         -----------
Net increase (decrease) in net assets from fund share
  transactions                                                                 $    (1,147)        $ 1,506,680
                                                                               -----------         -----------
      Total increase (decrease) in net assets                                  $   (62,018)        $ 1,223,419
Net assets:
  At beginning of period                                                         1,223,419         $      --
                                                                               -----------         -----------
  At end of period                                                             $ 1,161,401         $ 1,223,419
                                                                               -----------         -----------
Accumulated undistributed (distributions in excess of) net
  investment income included in net assets at end of period                    $    (5,009)        $      --
                                                                               ===========         ===========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.

See notes to financial statements.

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                           MFS INTERNATIONAL CORE EQUITY FUND
                                                                          ------------------------------------
                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                          JANUARY 31, 2002       JULY 31, 2001
                                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                 $    (2,308)        $     6,588
  Net realized loss on investments and foreign currency
    transactions                                                                  (135,736)            (60,491)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                            59,903            (103,407)
                                                                               -----------         -----------
      Decrease in net assets from operations                                   $   (78,141)        $  (157,310)
                                                                               -----------         -----------
Distributions declared to shareholders from net investment
  income (Class A)                                                             $    (2,835)        $      --
                                                                               -----------         -----------
Net increase in net assets from fund share transactions                        $    21,408         $ 1,518,300
                                                                               -----------         -----------
      Total increase (decrease) in net assets                                  $   (59,568)        $ 1,360,990
Net assets:
  At beginning of period                                                         1,360,990                --
                                                                               -----------         -----------
  At end of period                                                             $ 1,301,422         $ 1,360,990
                                                                               -----------         -----------
Accumulated undistributed (distributions in excess of) net
  investment income included in net assets at end of period                    $    (2,409)        $     2,734
                                                                               ===========         ===========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                         MFS EMERGING MARKETS DEBT FUND
---------------------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                   JANUARY 31, 2002      JULY 31, 2001    JULY 31, 2000     JULY 31, 1999      JULY 31, 1998*
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year      $   10.02           $   10.40        $    8.52         $    9.58          $   10.00
                                         ---------           ---------        ---------         ---------          ---------
Income from investment operations# -
  Net investment income(S)               $    0.55           $    1.24        $    1.09         $    0.81          $    0.25
  Net realized and unrealized gain on
    investments and foreign currency          0.96               (0.28)            1.77             (1.31)             (0.67)
                                         ---------           ---------        ---------         ---------          ---------
      Total from investment operations   $    1.51           $    0.96        $    2.86         $   (0.50)         $   (0.42)
                                         ---------           ---------        ---------         ---------          ---------
Less distributions declared to
  shareholders -
  From net investment income             $   (0.86)          $   (1.28)       $   (0.98)        $   (0.56)         $    --
  From net realized gain on
    investments and foreign currency
    transactions                              --                 (0.06)            --                --                 --
                                         ---------           ---------        ---------         ---------          ---------
      Total distributions declared to
        shareholders                     $   (0.86)          $   (1.34)       $   (0.98)        $   (0.56)         $    --
                                         ---------           ---------        ---------         ---------          ---------
Net asset value - end of year            $   10.67           $   10.02        $   10.40         $    8.52          $    9.58
                                         =========           =========        =========         =========          =========
Total return(+)                              15.49%++            10.73%           34.86%            (4.06)%            (4.20)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  0.08%+              0.09%            0.05%             1.56%              1.70%+
  Net investment income(S)(S)                10.61%+             12.14%           11.64%            10.09%              6.65%+
Portfolio turnover                             170%                418%             338%              449%                68%
Net assets at end of period (000
 Omitted)                                $     285           $     236        $   1,240         $   1,018          $     959

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees effective July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 1.65% of average daily net assets. The investment adviser has agreed to waive the reimbursement for an indefinite period of time. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
      Net investment income
        (loss)(S)(S)                     $    0.08           $    0.56        $    0.65         $    0.54          $    0.06
      Ratios (to average net assets):
        Expenses##                            9.24%+              6.71%            4.73%             4.88%              6.89%+
        Net investment income(S)(S)           1.45%+              5.52%            6.96%             6.77%              1.46%+
     * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective August 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting
       Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended January 31, 2002, was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              MFS EMERGING MARKETS DEBT FUND
----------------------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                   JANUARY 31, 2002      JULY 31, 2001    JULY 31, 2000     JULY 31, 1999      JULY 31, 1998*
                                        (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year      $   10.01           $   10.38        $    8.52         $    9.58          $   10.00
                                         ---------           ---------        ---------         ---------          ---------
Income from investment operations# -
  Net investment income(S)               $    0.54           $    1.15        $    1.13         $    0.78          $    0.25
  Net realized and unrealized gain on
    investments and foreign currency          0.97               (0.18)            1.71             (1.28)             (0.67)
                                         ---------           ---------        ---------         ---------          ---------
      Total from investment operations   $    1.51           $    0.97        $    2.84         $   (0.50)         $   (0.42)
                                         ---------           ---------        ---------         ---------          ---------
Less distributions declared to
  shareholders -
  From net investment income             $   (0.86)          $   (1.28)       $   (0.98)        $   (0.56)         $    --
  From net realized gain on
    investments and foreign currency
    transactions                              --                 (0.06)            --                --                 --
                                         ---------           ---------        ---------         ---------          ---------
      Total distributions declared to
        shareholders                     $   (0.86)          $   (1.34)       $   (0.98)        $   (0.56)         $    --
                                         ---------           ---------        ---------         ---------          ---------
Net asset value - end of year            $   10.66           $   10.01        $   10.38         $    8.52          $    9.58
                                         =========           =========        =========         =========          =========
Total return                                 15.51%++            10.74%           34.73%            (4.07)%            (4.20)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  0.08%+              0.09%            0.05%             1.56%              1.70%+
  Net investment income(S)(S)                10.58%+             11.34%           11.64%            10.15%              6.92%+
Portfolio turnover                             170%                418%             338%              449%                68%
Net assets at end of period (000
 Omitted)                                $   1,503           $     835        $     180         $      86          $       1

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management fee effective
    July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 1.65% of average daily net assets. The investment adviser has agreed to waive the reimbursement for an indefinite period of time.
    To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
      Net investment income(S)(S)        $    0.09           $    0.52        $    0.71         $    0.55          $    0.07
      Ratios (to average net assets):
        Expenses##                            8.89%+              6.36%            4.38%             4.53%              6.54%+
        Net investment income(S)(S)           1.77%+              5.07%            7.31%             7.18%              2.08%+
     * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(S)(S) As required, effective August 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting
       Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended January 31, 2002, was to increase net investment income per share and decrease realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share ratios and supplemental data for periods prior to August 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                      MFS GLOBAL CONSERVATIVE EQUITY FUND
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                               JANUARY 31, 2002            JULY 31, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 9.24                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.01                    $ 0.04
  Net realized and unrealized loss on investments and foreign
    currency                                                              (0.47)                    (0.80)
                                                                         ------                    ------
      Total from investment operations                                   $(0.46)                   $(0.76)
                                                                         ------                    ------
Less distributions declared to shareholders from net
  investment income                                                      $(0.05)                   $ --
                                                                         ------                    ------
Net asset value - end of period                                          $ 8.73                    $ 9.24
                                                                         ======                    ======
Total return(+)                                                           (5.04)%++                 (7.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.27%+                    1.29%+
  Net investment income                                                    0.32%+                    0.66%+
Portfolio turnover                                                           43%                       75%
Net assets at end of period (000 Omitted)                                $1,316                    $1,386

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
      Net investment loss                                                $(0.15)                   $(0.11)
      Ratios (to average net assets):
        Expenses##                                                         4.88%+                    3.95%+
        Net investment loss                                               (3.29)%+                  (2.00)%+
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                          MFS GLOBAL HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                               JANUARY 31, 2002            JULY 31, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 8.11                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.03)                   $(0.03)
  Net realized and unrealized loss on investments and foreign
    currency                                                              (0.37)                    (1.86)
                                                                         ------                    ------
      Total from investment operations                                   $(0.40)                   $(1.89)
                                                                         ------                    ------
Net asset value - end of period                                          $ 7.71                    $ 8.11
                                                                         ======                    ======
Total return(+)                                                           (4.93)%++                (18.90)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.61%+                    1.63%+
  Net investment loss                                                     (0.82)%+                  (0.52)%+
Portfolio turnover                                                           51%                       42%
Net assets at end of period (000 Omitted)                                $1,157                    $1,219

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25%
    of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                                 $(0.24)                   $(0.27)
     Ratios (to average net assets):
       Expenses##                                                          6.67%+                    6.56%+
       Net investment loss                                                (5.88)%+                  (5.45)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                          MFS GLOBAL HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                               JANUARY 31, 2001            JULY 31, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 8.13                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.02)                   $(0.01)
  Net realized and unrealized loss on investments and foreign
    currency                                                              (0.37)                    (1.86)
                                                                         ------                    ------
      Total from investment operations                                   $(0.39)                   $(1.87)
                                                                         ------                    ------
Net asset value - end of period                                          $ 7.74                    $ 8.13
                                                                         ======                    ======
Total return                                                              (4.80)%++                (18.70)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.26%+                    1.28%+
  Net investment loss                                                     (0.48)%+                  (0.19)%+
Portfolio turnover                                                           51%                       42%
Net assets at end of period (000 Omitted)                                    $4                        $4

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                                $(0.22)                   $(0.25)
      Ratios (to average net assets):
        Expenses##                                                         6.32%+                    6.21%+
        Net investment loss                                               (5.54)%+                  (5.12)%+
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                       MFS INTERNATIONAL CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                               JANUARY 31, 2001            JULY 31, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 8.96                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                                        $(0.02)                   $ 0.04
  Net realized and unrealized loss on investments and
    foreign currency transactions                                         (0.49)                    (1.08)
                                                                         ------                    ------
      Total from investment operations                                   $(0.51)                   $(1.04)
                                                                         ------                    ------
Less distributions declared to shareholders from net investment
  income                                                                 $(0.02)                   $ --
                                                                         ------                    ------
Net asset value - end of period                                          $ 8.43                    $ 8.96
                                                                         ======                    ======
Total return                                                              (5.71)%++                (10.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.29%+                    1.33%+
  Net investment income (loss)                                            (0.35)%+                   0.80%+
Portfolio turnover                                                           69%                       72%
Net assets at end of period (000 Omitted)                                $1,301                    $1,361

(S) The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for the period indicated. If the fee had been incurred by the fund, the net investment loss per share and the ratios would have been:

     Net investment loss                                                 $(0.21)                   $(0.14)
     Ratios (to average net assets):
       Expenses##                                                          5.91%+                    4.75%+
       Net investment loss                                                (4.97)%+                  (2.62)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund and MFS International Core Equity Fund are each a separate series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. MFS Global Conservative Equity Fund, MFS International Core Equity Fund, and MFS Global Health Sciences Fund are non-diversified series of the trust. MFS Emerging Markets Debt Fund is a diversified series of the trust.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The MFS Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Each fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Each fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, each fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by each fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each fund's management on the direction of interest rates.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by each fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each fund may enter into contracts with the intent of changing the relative exposure of each fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, each fund's custodian fees were reduced under this arrangement as noted below. Each fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, each fund's custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                            MFS EMERGING           MFS GLOBAL           MFS GLOBAL   MFS INTERNATIONAL
                                                 MARKETS         CONSERVATIVE      HEALTH SCIENCES         CORE EQUITY
                                               DEBT FUND          EQUITY FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------
Balance credits                                     $536                 $114                  $49                $240
Directed brokerage credits                           --                   --                   --                  --
                                                    ----                 ----                  ---                ----
  Total                                             $536                 $114                  $49                $240
                                                    ====                 ====                  ===                ====

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - The tax character of distributions paid for the years ended July 31, 2001 and July 31, 2000 was as follows:

                                                MFS EMERGING MARKETS
                                                     DEBT FUND
                                     ----------------------------------------
                                      JULY 31, 2001             JULY 31, 2000
-----------------------------------------------------------------------------
Distributions paid from income:
  Ordinary income                         $181,822           $125,842
  Long-term capital gains                    --                 --
                                          --------           --------
Tax return of capital                        --                 --
                                          --------           --------
Total distributions paid                  $181,822           $125,842
                                          ========           ========

For the years ended July 31, 2001, and July 31, 2000, MFS Global Conservative Equity Fund, MFS Global Health Science Fund, and MFS International Core Equity Fund did not have distributions.

Tax Basis Components of Distributable Earnings - As of July 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                              MFS EMERGING           MFS GLOBAL         MFS GLOBAL                MFS
                                              MARKETS DEBT         CONSERVATIVE    HEALTH SCIENCES  INTERNATIONAL CORE
                                                      FUND          EQUITY FUND               FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                    $ 67,685             $  3,779        $      --             $   2,828
Undistributed long-term capital gain                   --                 --                 --                   --
Capital loss carryforward                              --              (51,819)          (103,329)            (50,529)
Unrealized gain (loss)                             94,598              (66,200)          (174,606)           (109,608)

Capital Loss Carryforward - At July 31, 2001, the following funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                                                                     YEAR OF
                                                      TOTAL       EXPIRATION
                                                  CARRYOVER             2009
----------------------------------------------------------------------------
MFS Global Conservative Equity Fund                $ 51,819         $ 51,819
MFS Global Health Sciences Fund                    $103,329         $103,329
MFS International Core Equity Fund                 $ 50,529         $ 50,529

Multiple Classes of Shares of Beneficial Interest - The MFS Emerging Markets Debt Fund and the MFS Global Health Sciences Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each fund's daily net assets. The MFS Emerging Markets Debt Fund's investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees are as follows:

                                                                MANAGEMENT
                                                                       FEE
--------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                                       0.85%
MFS Global Conservative Equity Fund                                  1.00%
MFS Global Health Sciences Fund                                      1.00%
MFS International Core Equity Fund                                   1.00%

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 1.65%, 0.25%, 0.25% and 0.25% of average daily net assets of MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund and MFS International Core Equity Fund, respectively. MFS has agreed to waive their right to receive the reimbursement fee for the MFS Emerging Markets

Debt Fund. For the six months ended January 31, 2002, MFS did not impose the reimbursement fee of $10,384. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2002, aggregate unreimbursed expenses amounted to:

   MFS EMERGING        MFS GLOBAL          MFS GLOBAL     MFS INTERNATIONAL
        MARKETS      CONSERVATIVE     HEALTH SCIENCES           CORE EQUITY
      DEBT FUND       EQUITY FUND                FUND                  FUND
---------------------------------------------------------------------------
       $142,695           $40,968             $67,497               $53,434

This voluntary reduction in the management fee effective January 31, 2002, may be rescinded by MFS only with the approval of each fund's Board of Trustees.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended January 31, 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under Class A distribution plan are currently being waived for each fund except for MFS Global Health Sciences Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A during the period ended January 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                                                                            MFS
                                       MFS EMERGING          MFS GLOBAL          MFS GLOBAL       INTERNATIONAL
                                       MARKETS DEBT        CONSERVATIVE     HEALTH SCIENCES         CORE EQUITY
                                               FUND         EQUITY FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S.
  government securities)                 $2,559,485            $552,690            $574,613            $908,810

Sales
-----
Investments (non-U.S.
  government securities)                 $2,001,932            $530,012            $584,617            $851,286

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund as computed on a federal income tax basis, are as follows:

                                                                                                            MFS
                                       MFS EMERGING          MFS GLOBAL          MFS GLOBAL       INTERNATIONAL
                                       MARKETS DEBT        CONSERVATIVE     HEALTH SCIENCES         CORE EQUITY
                                               FUND         EQUITY FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------
Aggregate cost                          $1,695,696          $1,345,015          $1,231,105          $1,363,210
                                        ----------          ----------          ----------          ----------
Gross unrealized appreciation           $  113,937          $   72,151          $   30,713          $   39,393
Gross unrealized depreciation              (11,702)            (99,309)           (109,295)            (88,893)
                                        ----------          ----------          ----------          ----------
    Net unrealized appreciation
      (depreciation)                    $  102,235          $  (27,158)         $  (78,582)         $  (49,500)
                                        ==========          ==========          ==========          ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

MFS Emerging Markets Debt Fund

Class A shares
                                    SIX MONTHS ENDED                YEAR ENDED
                                    JANUARY 31, 2002             JULY 31, 2001
                             -----------------------   -----------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                       1,113   $   11,526        1,039   $   10,000
Shares issued to shareholders
  in reinvestment of
  distributions                   2,017       20,532       17,680      159,293
Shares reacquired                    (2)         (23)    (114,487)  (1,100,005)
                             ----------   ----------   ----------   ----------
    Net increase (decrease)       3,128   $   32,035      (95,768)  $ (930,712)
                             ==========   ==========   ==========   ==========

Class I shares

                                    SIX MONTHS ENDED                YEAR ENDED
                                    JANUARY 31, 2002             JULY 31, 2001
                             -----------------------   -----------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                      64,113   $  683,362       90,895   $  870,419
Shares issued to shareholders
  in reinvestment of
  distributions                   9,673       98,371        2,508       22,570
Shares reacquired               (16,248)    (163,492)     (27,381)    (261,042)
                             ----------   ----------   ----------   ----------
    Net increase                 57,538   $  618,241       66,022   $  631,947
                             ==========   ==========   ==========   ==========

MFS Global Conservative Equity Fund

Class A shares
                                    SIX MONTHS ENDED               YEAR ENDED
                                    JANUARY 31, 2002            JULY 31, 2001*
                             -----------------------   -----------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                        --     $     --        150,020   $1,500,200
Shares issued to shareholders
  in reinvestment of
  distributions                     768        6,750         --           --
                             ----------   ----------   ----------   ----------
    Net increase                    768   $    6,750      150,020   $1,500,200
                             ==========   ==========   ==========   ==========

MFS Global Health Sciences Fund

Class A shares

                                    SIX MONTHS ENDED               YEAR ENDED
                                    JANUARY 31, 2002            JULY 31, 2001*
                             -----------------------   -----------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                       2,065   $   16,520      150,611   $1,504,418
Shares reacquired                (2,195)     (17,667)        (361)      (2,938)
                             ----------   ----------   ----------   ----------
    Net increase (decrease)        (130)  $   (1,147)     150,250   $1,501,480
                             ==========   ==========   ==========   ==========

Class I shares

                                    SIX MONTHS ENDED               YEAR ENDED
                                    JANUARY 31, 2002            JULY 31, 2001*
                             -----------------------   -----------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                        --     $     --            520   $    5,200
Shares reacquired                  --           --           --           --
                             ----------   ----------   ----------   ----------
    Net increase                   --     $     --            520   $    5,200
                             ==========   ==========   ==========   ==========

MFS International Core Equity Fund

Class A shares

                                    SIX MONTHS ENDED               YEAR ENDED
                                    JANUARY 31, 2002            JULY 31, 2001*
                             -----------------------   -----------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                       2,200   $   18,573      151,922   $1,518,300
Shares issued to shareholders
  in reinvestment of
  distributions                     330        2,835         --           --
Shares reacquired                  --           --           --           --
                             ----------   ----------   ----------   ----------
    Net increase                  2,530   $   21,408      151,922   $1,518,300
                             ==========   ==========   ==========   ==========

*For the period from the commencement of the funds' investment operations, December 29, 2000, through July 31, 2001.

(6) Line of Credit
Each fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the six months ended January 31, 2002, each fund had no borrowings and the commitment fee was allocated to each fund as follows:

                                                    COMMITMENT
                                                           FEE
                ----------------------------------------------
                MFS Emerging Markets Debt Fund              $6
                MFS Global Conservative Equity Fund         $7
                MFS Global Health Sciences Fund             $7
                MFS International Core Equity Fund          $6

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions - MFS Emerging Markets Debt Fund

                                               NUMBER OF         PREMIUMS
                                               CONTRACTS         RECEIVED
-------------------------------------------------------------------------
Outstanding, beginning of period                      1           $ 3,780
Options written                                       1               924
Options expired                                      (1)           (3,780)
                                                     --           -------
Outstanding, end of period                            1           $   924
                                                     ==           =======

At January 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

MFS Emerging Markets Debt Fund

At January 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,533 with Deutsche Bank, and net payables of $351 with Merrill Lynch.

At January 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective August 1, 2001, the MFS Emerging Markets Debt Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $75 decrease in cost of securities and a corresponding $75 increase in net unrealized appreciation, based on securities held by the fund on August 1, 2001.

The effect of this change for the six months ended January 31, 2002, was to increase net investment income by $275, decrease net unrealized appreciation by $129, and increase net realized losses by $146. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

As required, effective August 1, 2001, the MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund and MFS International Core Equity Fund have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies to begin amortizing premium on debt securities. The adoption of the Guide did not have a significant effect on the financial statements.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EMERGING MARKETS DEBT FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND

[Logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              INC-3 XA 03/02 500